AGENT'S RESIGNATION AND APPOINTMENT

                            AGREEMENT



     This Agent's Resignation and Appointment Agreement ("Agreement") is made this 28th day of August, 1998, by and among Deutsche Bank AG, New York Branch, as administrative agent ("Deutsche Bank"), Deutsche Bank AG, New York Branch and U.S. Bank National Association, as co-agents, Deutsche Bank AG, New York and/or Cayman Islands Branch, U.S. Bank National Association, Fleet National Bank, KeyBank National Association, The Bank of Nova Scotia and The Sumitomo Bank, Limited., as Lenders (the "Lenders"), Micron Electronics, Inc., a Minnesota corporation (the "Borrower"), and Credit Suisse First Boston ("CSFB").

                            Recitals

     A. The parties hereto, other than CSFB, entered into a Credit Agreement dated June 10, 1998 (the "Credit Agreement"), under which Deutsche Bank was appointed administrative agent for Lenders.

     B. Borrower has requested, and Deutsche Bank has agreed, that Deutsche Bank resign its appointment as administrative agent for Lenders.

     C. Borrower and Lenders desire to appoint CSFB as the administrative agent for Lenders, in replacement of Deutsche
Bank.

     D. CSFB is willing to accept the appointment as administrative agent for Lenders.

                            Agreement

     1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings given in the Credit
Agreement.

     2. Resignation. Deutsche Bank hereby resigns, effective upon the Effective Date (defined in Section 4 below), as administrative agent and as co-agent for Lenders under the Credit Agreement. This Agreement shall constitute written notice of resignation for purposes of Section 9.6 of the Credit Agreement.

     3.   Appointment and Consent.  In accordance with Section
9.6 of the Credit Agreement, the Lenders hereby appoint CSFB as administrative agent and as co-agent effective upon the Effective Date and authorize CSFB to take all such action and exercise all such power as agent on behalf of the Lenders as is delegated to the Agent by the terms of the Credit Agreement. CSFB hereby consents to and accepts such appointment as administrative agent and as co-agent and shall have all the duties and responsibilities of the Agent under the Credit Agreement in accordance with the terms thereof.

     4. Effectiveness. This Agreement shall become effective upon the execution and delivery of a copy of this Agreement, whether the same or different copies, by Deutsche Bank, each of the Co-Agents and Majority Lenders, the Borrower and CSFB (the "Effective Date"). This Agreement may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     5.   Miscellaneous.

          (a) This Agreement is made and executed under and shall in all respects be governed and enforced by and construed in accordance with the substantive laws (and not the choice of law provisions) of the State of New York

          (b) Pursuant to Section 11.5 of the Credit Agreement, the address designated for notices with regard to CSFB shall be as set forth below its signature hereto.

     In Witness Whereof, the parties hereto have caused this Agreement to be executed as of the date first written above.

Agent:                             Deutsche Bank AG, New York Branch

                                   By /s/Andre Heitbaum
                                      ------------------------------

                                   Its Asst. Vice President
                                      ------------------------------

                                   By /s/Belinda J. Wheeler
                                      ------------------------------

                                   Its Vice President
                                      ------------------------------

Co-Agents:                         Deutsche Bank AG, New York Branch

                                   By /s/Andre Heitbaum
                                      ------------------------------

                                   Its Asst. Vice President
                                      ------------------------------

                                   By /s/Belinda Wheeler
                                      ------------------------------

                                   Its Vice President
                                      ------------------------------

                                   U.S. Bank National Association

                                   By /s/Ross Beaton
                                      ------------------------------

                                   Its Vice President
                                      ------------------------------

Lenders:                           Deutsche Bank AG, New York Branch
                                   and/or Cayman Islands Branches

                                   By /s/Andre Heitbaum & Belinda Wheeler
                                      ------------------------------

                                   Its Asst. Vice President & Vice President
                                      ------------------------------

                                   U.S. Bank National Association

                                   By /s/Ross Beaton
                                      ------------------------------

                                   Its Vice President
                                      ------------------------------

                                   Fleet National Bank

                                   By /s/Andrew Wigren
                                      ------------------------------

                                   Its Asst. Vice President
                                      ------------------------------

                                   Keybank National Association

                                   By /s/Richard J. Ameny, Jr.
                                      ------------------------------

                                   Its Asst. Vice President
                                      ------------------------------

                                   The Bank Of Nova Scotia

                                   By /s/Maarten Van Otterloo
                                      ------------------------------

                                   Its Senior Relationship Manager
                                      ------------------------------

                                   The Sumitomo Bank, Limited

                                   By /s/John C. Kissinger
                                      ------------------------------

                                   Its General Manager
                                      ------------------------------

CSFB:                              Credit Suisse First Boston

                                   By /s/Chris T. Horgan
                                      ------------------------------

                                   Its Vice President
                                      ------------------------------

                                   By /s/Julia P. Kingsbury
                                      ------------------------------

                                   Its Vice President
                                      ------------------------------

                                   Address: 11 Madison Avenue
                                            New York, NY 10010
                                            Attn:  Christopher T. Horgan
                                   Telephone:  (212) 325-9157
                                   Telefax:  (212) 325-8309

Borrower:                          Micron Electronics, Inc.

                                   By /s/T.Erik Oaas
                                      ------------------------------

                                   Its Executive Vice President & CFO
                                      ------------------------------